UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2007

Exact Name of Registrant as Specified in its Charter,
Commission	State of Incorporation, Address of Principal Executive	IRS Employer
File Number	Offices and Telephone Number	Identification No.

1-11607	DTE Energy Company	38-3217752
(a Michigan corporation)
2000 2nd Avenue
Detroit, Michigan 48226-1279
313-235-4000

1-2198	The Detroit Edison Company	38-0478650
(a Michigan corporation)
2000 2nd Avenue
Detroit, Michigan 48226-1279
313-235-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.
     On December 18, 2007, The Detroit Edison Company (“Detroit Edison”) closed on the issuance and sale to a group of institutional investors in a private placement transaction of $50,000,000 aggregate principal amount of its 2007 Series A 6.47% Senior Notes due March 15, 2038 (the “Notes”) pursuant to a Note Purchase Agreement dated as of December 18, 2007.
     Detroit Edison and The Bank of New York Trust Company, N.A., as successor trustee, entered into a supplemental indenture dated as of December 1, 2007 in connection with the issuance by Detroit Edison on December 18, 2007 of the Notes. The Notes have not been registered under the Securities Act of 1933 (“Securities Act”) or under the securities laws of any jurisdiction. The Notes are subject to certain restrictions on transfer and may only be sold in transactions exempt from, or not subject to, the registration requirements of the Securities Act.
     Interest accrues on the Notes at 6.47% per annum and is payable on March 15 and September 15 of each year, beginning March 15, 2008. The Notes may be redeemed at Detroit Edison’s option, in whole or in part, at any time. The Notes are secured by a corresponding series of Detroit Edison’s General and Refunding Mortgage Bonds, 2007 Series A (the “Bonds”). The Bonds were issued pursuant to a supplemental indenture between Detroit Edison and J.P. Morgan Trust Company, National Association, as successor trustee, dated as of December 1, 2007.
     The supplemental indentures are filed as exhibits to this Current Report, and the description of each document above is qualified in its entirety by reference to the supplemental indentures.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
4.1	Twenty-Second Supplemental Indenture, dated as of December 1, 2007, to the Collateral Trust Indenture, dated as of June 30, 1993, between The Detroit Edison Company and The Bank of New York Trust Company, N.A., as successor trustee, providing for 2007 Series A 6.47% Senior Notes due March 15, 2038.

4.2	Supplemental Indenture, dated as of December 1, 2007, to the Mortgage and Deed of Trust, dated as of October 1, 1924, between The Detroit Edison Company and J.P. Morgan Trust Company, National Association, as successor trustee, providing for General and Refunding Mortgage Bonds, 2007 Series A.
Forward-Looking Statements:
This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the “Forward-Looking Statements” sections in DTE Energy’s and Detroit Edison’s 2006 Form 10-K and their 2007 quarterly reports on Form

10-Q (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison that discuss important factors that could cause DTE Energy’s and Detroit Edison’s actual results to differ materially. DTE Energy and Detroit Edison expressly disclaims any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Date: December 26, 2007

DTE ENERGY COMPANY (Registrant)
/s/ N.A. Khouri
N.A. Khouri
Vice President and Treasurer

THE DETROIT EDISON COMPANY (Registrant)
/s/ N.A. Khouri
N.A. Khouri
Vice President and Treasurer

Exhibit Index

Exhibit
Number	Description

4.1	Twenty-Second Supplemental Indenture, dated as of December 1, 2007, to the Collateral Trust Indenture, dated as of June 30, 1993, between The Detroit Edison Company and The Bank of New York Trust Company, N.A., as successor trustee, providing for 2007 Series A 6.47% Senior Notes due March 15, 2038.

4.2	Supplemental Indenture, dated as of December 1, 2007, to the Mortgage and Deed of Trust, dated as of October 1, 1924, between The Detroit Edison Company and J.P. Morgan Trust Company, National Association, as successor trustee, providing for General and Refunding Mortgage Bonds, 2007 Series A.